Retirement Benefit Plans (Schedule of benefits expected to be paid in next five fiscal years and the five fiscal years thereafter) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Retirement Plans [Member]
Expected benefit payments [Abstract]
2013	$ 8.1
2014	8.6
2015	10.1
2016	10.0
2017	10.8
Thereafter in the succeeding five years	54.8
Medical Plan [Member]
Expected benefit payments [Abstract]
2013	2.5
2014	2.7
2015	2.8
2016	2.8
2017	2.9
Thereafter in the succeeding five years	$ 14.8